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                                  EXHIBIT 99.2


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                                                                               .
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                       NOBLE CORPORATION AND SUBSIDIARIES
                      FINANCIAL AND OPERATIONAL INFORMATION
(In thousands, except utilization amounts, operating days and average dayrates)
                                   (Unaudited)

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
                                                             THREE MONTHS ENDED MARCH 31,
                                                -----------------------------------------------------      THREE MONTHS ENDED
                                                           2004                        2003                 DECEMBER 31, 2003
                                                -------------------------   -------------------------   -------------------------
                                                International    Domestic   International    Domestic   International    Domestic
                                                -------------    --------   -------------    --------   -------------    --------
OPERATING REVENUES
   Contract drilling services                      $153,975      $ 64,608      $159,907      $ 56,461      $157,417      $  59,961
   Reimbursables                                      6,558         3,491         5,750        10,106         5,887          3,829
   Labor contract drilling services                   8,391            --         6,696            --         7,735             --
   Engineering, consulting and other                  3,195         5,215         2,100         3,988         3,185          1,792

OPERATING COSTS AND EXPENSES
   Contract drilling services                      $101,644      $ 32,161      $ 92,490      $ 31,357      $100,709      $  32,701
   Reimbursables                                      5,640         3,437         5,420         9,778         4,519          3,680
   Labor contract drilling services                   6,826            --         5,723            --         5,691             --
   Engineering, consulting and other                  2,017         6,080         1,826         3,570         3,761          4,435
   Depreciation                                      28,718        12,207        22,340        11,524        30,585          9,888
   Selling, general and administrative                5,506         2,355         3,892         2,370         4,514          2,202
   Gain on sale of property and equipment                --            --            --            --            --         (3,472)

OPERATING STATISTICS
   Jackups:
      Utilization                                        80%           95%           89%           79%           74%            98%
      Operating Days                                  2,557           173         2,401           350         2,377            180
      Average Dayrate                              $ 49,962      $ 41,292      $ 51,562      $ 28,482      $ 50,379      $  38,961

   Semisubmersibles - (6,000 feet or greater):
      Utilization                                       100%          100%          100%           86%          100%            95%
      Operating Days                                     91           455            90           386            92            436
      Average Dayrate                              $130,510      $110,322      $154,372      $113,845      $158,094      $ 109,544

   Semisubmersibles - (less than 6,000 feet):
      Utilization                                       100%           32%           80%          100%          100%            11%
      Operating Days                                     91            58            72            31            92             17
      Average Dayrate                              $ 40,147      $ 38,103      $ 41,799      $ 45,387      $ 46,939      $  39,059

   Drillships:
      Utilization                                        67%           --           100%           --            91%            --
      Operating Days                                    182            --           270            --           252             --
      Average Dayrate                              $ 58,755      $     --      $ 71,125      $     --      $ 74,610      $      --

   Submersibles:
      Utilization                                        --            79%           --            37%           --             86%
      Operating Days                                     --           215            --            66            --            211
      Average Dayrate                              $     --      $ 23,523      $     --      $ 17,288      $     --      $  21,436

   Total:
      Utilization                                        80%           83%           90%           76%           76%            81%
      Operating Days                                  2,921           901         2,833           833         2,813            844
      Average Dayrate                              $ 52,713      $ 71,707      $ 56,444      $ 67,780      $ 55,961      $  71,044
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